UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                   FORM 8-K/A
                                 AMENDMENT NO. 2


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 23, 2004


                           THE JACKSON RIVERS COMPANY
              (Exact name of registrant as specified in its charter)


                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


                  333-70932                             65-1102865
         (Commission File Number)             (IRS Employer Identification No.)


          27 RADIO CIRCLE DRIVE,                          10549
          MOUNT KISCO, NEW YORK                         (Zip Code)
      (principal executive offices)


                                 (619) 615-4242
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

FORWARD-LOOKING STATEMENTS

     THIS CURRENT REPORT CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS AND ANY STATEMENTS CONTAINED IN THIS CURRENT REPORT THAT ARE NOT STATEMENTS OF
HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE FOREGOING, WORDS SUCH AS "MAY," "WILL," "EXPECT," "BELIEVE," "ANTICIPATE," "ESTIMATE" OR "CONTINUE" OR COMPARABLE TERMINOLOGY ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS BY THEIR NATURE INVOLVE SUBSTANTIAL RISKS AND UNCERTAINTIES, AND ACTUAL RESULTS MAY DIFFER MATERIALLY DEPENDING ON A VARIETY OF FACTORS, MANY OF WHICH ARE NOT WITHIN OUR CONTROL. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, ECONOMIC CONDITIONS GENERALLY AND IN THE MARKETS IN WHICH WE MAY PARTICIPATE, COMPETITION WITHIN OUR MARKETS AND FAILURE BY US TO SUCCESSFULLY DEVELOP BUSINESS RELATIONSHIPS.

     On February 24, 2004, as previously reported by The Jackson Rivers Company (the "Registrant," "we" or "us") on Forms 8-K and 8-K/A filed with the Commission, the Registrant entered into an Amended LLC Interest Purchase Agreement with Multitrade Technologies LLC, a Delaware limited liability company ("MTT") and Joseph Khan, the sole owner of MTT.

     On June 23, 2004, we announced that our board of directors formally rescinded the previously announced Amended LLC Interest Purchase Agreement with MTT and Joseph Khan, dated February 24, 2004. The rescission was the result of our board's decision that the LLC interest purchase transaction, as originally planned, was not in the best interests of the Registrant and our shareholders.

     In lieu of purchasing the LLC interest from MTT, the Registrant and Jackson Rivers Technologies, Inc., Registrant's wholly-owned subsidiary ("JRT") entered into a Technology License Agreement with MTT, effective February 24, 2004, whereby the Registrant now has the exclusive, worldwide sublicense to commercialize certain software technologies from MTT. MTT is currently licensing the software technologies which are the subject of the Technology License Agreement from Kisnet Corporation. The Technology License Agreement between MTT and the Registrant is attached as an exhibit to this Amended Current Report.

     On June 23, 2004, our board of directors also formally rescinded its previously announced plans to issue 80,000,000 shares of the Registrant's common stock to Dennis Lauzon in exchange for the contribution by Mr. Lauzon of all of the issued and outstanding shares in JRC Global Products, Inc., and Jackson Rivers Technologies, Inc., Nevada corporations, owned by him. We will still accept the contribution of all of Mr. Lauzon's issued and outstanding shares in JRC Global Products, Inc. and Jackson Rivers Technologies, Inc., but no shares of our stock will be issued to Mr. Lauzon in consideration for such contribution. Instead, we will pay Mr. Dennis Lauzon a one-time cash payment of $50,000 as consideration for Mr. Lauzon's contribution of all of the issued and outstanding shares in the two companies, owned by him and negotiating the Technology License Agreement between MTT, the Registrant, and JRT.

DESCRIPTION OF BUSINESS

     The sublicensing of the software technologies from MTT will allow us to develop the licensed products using the STEPS(C) platform. STEPS(C) (Straight Through Enterprise Processing Systems) is a proprietary Java-based platform, built on patented technology, used to create customized business management applications and information management systems.

     We plan to market our business management software development platform throughout the United States, Mexico and Canada by utilizing various business software developers, solutions providers and system integrators. Our clients, the solutions providers, are expected to develop customized business applications, using our platform for their clients in less time and with fewer programming, database management, and development resources. We hope to expand our client base and win market share by offering established experts in the various business functions such as supply-chain management and customer relations management to bundle their expertise with our development platform to deliver highly effective business management applications.


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TECHNOLOGY  LICENSE  AGREEMENT

     In lieu of purchasing the LLC interest from MTT, we have sublicensed certain technology from MTT. The technology we are sublicensing includes any and all applications, data rights, utility models, business processes, trademarks, trade secrets, know how, and any other form of proprietary protection which relate to the STEPS(C) products.

     In the rescinded Amended LLC Interest Purchase agreement, we had agreed to issue 20,000,000 shares of our common stock to Mr. Khan, in exchange for the transfer of the LLC interest. The new Technology License Agreement replaces the issuance of our shares with the following consideration:

     The consideration for the rights granted by MTT, to us and JRT under the Technology License Agreement shall be paid in the form of a one-time non-refundable cash payment in the amount of $200,000.00 to be delivered by us to MTT at the Closing. At MTT's option, the $200,000.00 can be paid in the common stock of Registrant with a conversion rate not to exceed 4.99 percent of the Registrant's issued and outstanding common stock at any one time, with the conversion price equal to the lower of $0.10 or 80 percent of the average of the three lowest closing bid prices from the 20 trading days immediately preceding the date of the conversion. In addition, we will pay to MTT the fees as set forth in Section VIII of the Kisnet-MTT Exclusive Distribution Agreement for STEPS(C), attached as an exhibit to this Current Report.

     The initial term of the Technology License Agreement shall be one year from the Effective Date of February 24, 2004. Therafter the Technology License Agreement will automatically renew each year for a total term of five years unless terminated as specified in the Termination section XI of the Kisnet-MTT Exclusive Distribution agreement for STEPS(C).

CONSIDERATION FOR THE LICENSE AGREEMENT

     The consideration we paid MTT pursuant to the Technology License Agreement was negotiated at "arms length" and our management relied on representations made by MTT's management and other documents and information provided to us.
Our management considered factors used in similar proposals to determine the amount of consideration appropriate for the licensing of the software. These factors included the relative value of the software, the present and past operations of the business management software applications, the future potential of the business management software business, and the potential benefit of the transaction to our shareholders.

     Our board of directors determined that the terms of the Technology License Agreement are reasonable based upon the above factors. Our board did not seek a third party fairness opinion or any valuation or appraisal of the terms of the transaction. Thus, our shareholders will not have the benefit of a third party opinion that the terms of the Technology License Agreement are fair from a financial point of view.

INTERESTS OF CERTAIN PERSONS

     Other than as described in this Amended Current Report, there have been no contacts, negotiations or transactions within the past two years between the Registrant or any of our directors, executive officers or their affiliates, on the one hand, and MTT or its affiliates, on the other hand, regarding the acquisition, consolidation, acquisition of shares or election of directors.

Simultaneously with the execution of the Technology License Agreement, Dennis Lauzon was elected as the chairman of the board of Jackson Rivers Technologies, Inc., responsible for sales and marketing, and Joseph Khan was elected as a member of the board and its president and chief executive officer, responsible for product delivery and strategic alliances.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial statements.

          None.

          (b)  Pro forma financial information.

          None.

          (c)  Exhibits.
               --------

          The following exhibits are filed herewith:

EXHIBIT NO.                          IDENTIFICATION OF EXHIBIT
-----------                          -------------------------

   10.1         Technology License Agreement.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 23, 2004.

                                     THE JACKSON RIVERS COMPANY


                                     By /s/ Dennis Lauzon
                                        ----------------------------------------
                                        Dennis Lauzon, President


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